UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported) April 4, 2006

Southern Community Financial Corporation

North Carolina (State of incorporation)	000-33227 (Commission File Number)	56-2270620 (I.R.S. Employer Identification No.)

4605 Country Club Road, Winston-Salem, North Carolina (Address of principal executive offices)	27104 (Zip Code)
Issuer’s telephone number: (336) 768-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1

Item 7.01 Regulation FD Disclosure.
Information is being furnished in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of Southern Community Financial Corporation (Nasdaq: SCMF; SCMFO) (the “Company”). This information includes the Company’s financial performance, strategies, and selected financial and operational information through the fourth quarter of 2005 and does not represent a complete set of financial statements and related disclosures prepared in conformity with generally accepted accounting principles (“GAAP”).
This presentation is also available on the Company’s web site at www.smallenoughtocare.com. Southern Community Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.
Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purpose of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities act of 1933, except as shall be expressly set forth by specific reference in such a filing.
Southern Community Financial Corporation is headquartered in Winston-Salem, North Carolina and is the holding company of Southern Community Bank and Trust, a community bank with nineteen banking offices throughout the Piedmont Triad region of North Carolina.
Southern Community Financial Corporation’s common stock and trust preferred securities are listed on The NASDAQ National Market under the trading symbols SCMF and SCMFO, respectively. Additional information about Southern Community is available on its website at www.smallenoughtocare.com or by email at investor.relations@smallenoughtocare.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Presentation materials
This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Company’s goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond the Company’s control.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, Southern Community Financial Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Southern Community Financial Corporation

April 4, 2006	By:	/s/ David W. Hinshaw

Name: David W. Hinshaw
Title: Executive Vice President and Chief Financial Officer